UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2021

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC
Series W Warrants to Purchase Common Stock	PAVMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

The board of directors of PAVmed Inc. (the “Company”) has established Tuesday, June 15, 2021 as the date for the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”). Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting a website to be specified in the proxy statement for the Annual Meeting. The record date for stockholders eligible to receive notice of and vote at the meeting will be April 26, 2021.

Because the Annual Meeting is more than 30 days prior to the anniversary of the Company’s 2020 annual meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for stockholder proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8, written notice of such proposals must be delivered to the Company not later than the close of business on April 26, 2021, which is a reasonable time before the Company will print and mail its proxy materials. Each such proposal that is to be included in the Company’s proxy statement pursuant to Rule 14a-8 must comply with the requirements of Rule 14a-8 and other applicable law - otherwise the Company may omit such proposals from the Company’s proxy statement. In accordance with the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before the Annual Meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy statement, notice of the stockholder proposal or director nomination must be received by the Company no later than April 22, 2021. All stockholder proposals and director nominations must comply with the requirements of the Company’s bylaws and other applicable law in order to be presented at the Annual Meeting. Notices of stockholder proposals or director nominations should be sent by mail to the Secretary, PAVmed Inc., One Grand Central Place, Suite 4600, New York, New York 10165.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2021	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer

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